Filed pursuant to 497(e)
File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Global Income Opportunity Fund

Supplement dated September 12, 2018 to the Prospectus and Statement of Additional Information,

each dated May 1, 2018

The following information supplements and supersedes any information to the contrary relating to AMG Managers Global Income Opportunity Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective as of March 31, 2019, Kenneth M. Buntrock will retire and no longer serve as a portfolio manager of the Fund, and David W. Rolley, Lynda Schweitzer and Scott M. Service will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, effective as of March 31, 2019, all references to and information relating to Mr. Buntrock in the Prospectus and SAI will be deleted and all references to the portfolio managers of the Fund shall refer to Ms. Schweitzer and Messrs. Rolley and Service.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE